NATIONS
------ FUND --






                                         SEMI

                                         ANNUAL

                                         For the Period Ended September 30, 1995

                                         REPORT

NATIONS EMERGING
MARKETS FUND

NATIONS PACIFIC
GROWTH FUND

NATIONS GLOBAL
GOVERNMENT INCOME FUND

----------------------------------------------------------------------------
             NOT             MAY LOSE VALUE
             FDIC -
             INSURED         NO BANK GUARANTEE
----------------------------------------------------------------------------

Nations Fund Distributor: Stephens Inc. Stephens Inc., which is not affiliated with NationsBank, is not a bank and securities offered by it are not guaranteed by any bank or insured by the FDIC.
Stephens Inc., member NYSE-SIPC.
Nations Fund Investment Adviser: NationsBank, N.A. ("NationsBank")
Nations Fund Portfolios, Inc. Investment Sub-Adviser: Nations Gartmore Investment Management

NATIONS FUND PORTFOLIOS, INC.

DEAR SHAREHOLDER:

     In early 1995, global markets were unsettled by the fear that U.S. short-term interest rates would be raised to counter inflationary pressures building in the U.S. economy. However, the U.S. Federal Reserve Board's (the "Fed") policy of incremental interest rate increases, which had begun in the spring of 1994, eventually resulted in U.S. economic growth decelerating to non-inflationary levels. The perception that followed was that the U.S. economy could be entering a period of steady growth and low inflation. As a result, the second quarter saw rallies in both global bonds and equities, with the exception of Japan. The Japanese economy continued to suffer from the effects of an overly strong currency, exacerbated by the lack of consumer spending, resulting in part, from the Kobe earthquake and Tokyo subway gas attacks.

     Moving into the third quarter of 1995, U.S. equities continued to experience what appeared to be an almost unstoppable rise. U.S. Treasury securities proved to be more volatile, although their yields ended the quarter unchanged from levels at the quarter's start. The U.K. markets, which were depressed by the surprise resignation of Prime Minister John Major at the end of the second quarter, rebounded following his successful re-election as Conservative Party leader. Continental European markets, which were sensitive to a rising dollar, also rose. In the Pacific Rim, markets were lackluster, despite strong economic growth. Taiwan was adversely affected by hostile noises from Beijing. Thailand and Malaysia continued to run high current account deficits, although most of the balance was the result of importing capital and intermediate goods.

     Looking forward, our overall themes are as follows: We are optimistic on U.K. and Continental European bonds with longer maturities. The outlook for the Japanese economy remains less optimistic, even though investors responded positively to the perception that Japanese authorities had finally taken the necessary steps to address the deflationary threat besieging their economy. In terms of the emerging and Pacific Basin markets, we are cautious about Latin America over the short term, and favor the Pacific Basin as we believe countries in this region offer solid economic and earnings growth potential.

     The key question remains: Where is the current global economic cycle headed? Are we now experiencing a period of sustainable non-inflationary economic growth or is inflation or a recession about to emerge? We believe the world's major economies are entering a period of prolonged moderate growth. Therefore, overall, we remain positive on both the international stock and bond markets and continue to believe they offer opportunities not found in the domestic markets.

     We hope this information proves valuable in the development of your investment strategy. We look forward to continuing to help you pursue your investment goals.

Sincerely,
[LOGO]
A. Max Walker
President and Chairman of the Board

September 30, 1995

                 THE NATIONS FUND FAMILY -- A BROAD SPECTRUM OF
                     ACTIVELY MANAGED INVESTMENT PORTFOLIOS

     Nations Fund portfolios span the risk/reward spectrum providing investors with the ability to pursue a wide range of objectives within a single fund family. Stock, bond and money market portfolios allow investors to pursue short-, intermediate-, and long-term investment goals ranging from preservation of principal to capital accumulation.*

                       [CHART SHOWING ASSET ALLOCATION OF FUNDS]

 * Mutual fund investment returns will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than original cost. Money market instruments are neither insured nor guaranteed by the U.S. government. While money market funds strive to maintain a constant $1.00 per share, there can be no assurance that the funds will be able to maintain a stable net asset value.

                         NATIONS EMERGING MARKETS FUND
                           PERFORMANCE AND COMMENTARY
--------------------------------------------------------------------------------
PORTFOLIO MANAGER
Andrew Fleming is the Chief Investment Officer for Nations Gartmore Investment Management and head of the emerging markets team. Andrew has spent all of his investment career in international investments. He joined London-based Gartmore plc, the holding company for Gartmore Capital Management, in 1984 as an analyst and fund manager, specializing in Europe. In 1986, Andrew joined the Far East team and, in 1993, was promoted to head the team. He is a graduate of the University of York, England.

INVESTMENT OBJECTIVE
Nations Emerging Markets Fund's investment objective is to seek long-term capital growth. It seeks to achieve this objective by investing primarily in securities of companies that conduct their principal business activities in emerging markets. The Fund invests primarily in companies located in countries considered to have the potential for rapid economic growth and that have a relatively low gross national product per capita compared to the world's major economies.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     Nations Emerging Markets Fund commenced operations on June 30, 1995, and therefore, reports only for the three-month period ended September 30, 1995. Since the Fund's inception, activity has concentrated on carefully establishing positions. During the period under review, emerging stock markets performed relatively poorly, which contributed to the Fund's aggregate total return of (1.20)%.* This underperformed the (0.34)% return provided by the Fund's benchmark, the International Finance Corporation (IFC) Investables Composite Index, mostly due to the steps taken to establish the initial portfolio. The IFC is a division of the World Bank which tracks more than 1,400 stocks in 25 emerging markets in Asia, Latin America, eastern Europe, Africa and the Middle East.

MANAGER COMMENTARY

  LET'S START WITH LATIN AMERICA. HOW DID KEY COUNTRIES PERFORM?

     The best-performing market for the period was Brazil, where measures to slow the economy have proven quite successful. The Mexican market rose strongly over the start of the reporting period, continuing the recovery from the first quarter of the year following the peso devaluation crisis of late 1994. However, the Mexican market fell back in September as it became clearer that the economy would improve far more slowly than anticipated.

  WHAT HAPPENED IN ASIA?

     Tight monetary policies have taken their toll on the equity markets over the past three months, with Thailand, Malaysia and the Philippines turning in poor performances. Central banks in these countries have been curbing credit and loan growth to counter the growing threat of both economic overexpansion and inflation. Also, a turn for the worse in China-Taiwan relations undermined investor sentiment, driving foreign funds and domestic institutions away. The rush for the door resulted in a fall of more than 6% in the value of the Taiwan dollar, relative to the U.S. dollar.

---------------

    * Trust A Shares total return.
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST UPON REDEMPTION.

  WHAT EFFECT DID EVENTS IN THESE REGIONS HAVE ON THE FUND'S PERFORMANCE?

     The Fund had a larger position in Brazil than its comparable index, and, therefore, benefited from that market's outperformance. The underweight position in Mexico had a mostly neutral effect. The Fund was most negatively affected by its heavier weighting in Pacific Basin countries.

  WHAT WERE SOME COMPANIES IN THE PORTFOLIO THAT PERFORMED ESPECIALLY WELL?**

     A specific stock worth mentioning is a Brazilian company, Vale Rio Doce,
(VRD), the world's largest producer of iron ore and a major producer of other metals. VRD has a low level of debt and strong U.S. dollar cash flows. It is expected to be one of Brazil's next privatizations, which should boost interest in the stock. Telekom Malaysia (in Malaysia) also looks attractive. It is the country's prime provider of voice telephone services and operates a nationwide mobile telephone network.

  WHAT IS YOUR GENERAL OUTLOOK FOR EMERGING MARKETS?

     Generally, we expect continued volatility for the emerging markets, specifically Latin America. This supports our policy of broadly diversifying the Fund's portfolio across many securities and markets that should benefit from the longer-term opportunities in developing and emerging economies.

  WHERE ARE THOSE OPPORTUNITIES?

     In Latin America, we continue to like Brazil and the Fund will remain overweight there. In the Pacific Rim, we will continue to add to the favored markets of South Korea and Taiwan. Following underperformance in South Korean and Taiwanese equities in the first half of the year, we expect interest rates to decline given the current stage of the economic cycle and long-term financial deregulation. Thus, we expect potentially stronger relative performance.

  WHAT MARKETS LOOK LESS FAVORABLE?

     Mexico. A meaningful economic recovery is not likely to commence until well into 1996, so the Fund will retain relatively low exposure there. South Africa is not a diversified economy, dominated as it is by only one or two major industries. Therefore, the Fund will continue to have a smaller position there, at around 10%, against the 23% weighting in the IFC Investables Composite Index.

---------------

    ** Portfolio holdings are subject to change and may not be representative of the Fund's current holdings.

                          NATIONS PACIFIC GROWTH FUND
                           PERFORMANCE AND COMMENTARY

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
Seok Teoh is the investment manager on the Far East team for Nations Gartmore Investment Management, which currently manages over $2 billion in Pacific Basin equities. Previously, Seok managed Far East equities for Rothschild Asset Management in Tokyo and in Singapore. She was also responsible for Singaporean and Malaysian equity sales at Overseas Union Bank Securities in Singapore. Seok graduated from the University of Durham.

INVESTMENT OBJECTIVE
Nations Pacific Growth Fund's investment objective is to seek long-term capital growth, with income a secondary consideration. It seeks to achieve this objective by investing primarily in securities of issuers that conduct their principal business activities in the Pacific Basin and the Far East (excluding Japan).
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     Nations Pacific Growth Fund commenced operations on June 30, 1995, and therefore, reports only for the three-month period ended September 30, 1995. Since the Fund's inception, activity has concentrated on establishing positions. During the period under review, the Pacific Basin equity markets produced lackluster performance which was reflected in the Fund's aggregate total return of (2.90)%.* This return underperformed the (2.00)% return provided by the Fund's benchmark, the Morgan Stanley Capital International Combined Far East ex-Japan Free Index.

MANAGER COMMENTARY

  PLEASE DESCRIBE MARKET CONDITIONS THAT PREVAILED DURING THE PERIOD.

     For the three-month period under review, the Pacific Basin equity markets overall performed poorly, due to a variety of factors. In Thailand, consumer and wholesale price inflation was running at very high levels, the latter putting pressure on factory prices and the margins of manufacturing companies. In addition, political concerns about the make-up of the ruling coalition resulted in heavy selling by local funds. Tight monetary policies in Malaysia and the Philippines took their toll on the equity markets, particularly in financial and property stocks in the former and large-capitalization stocks in the latter.

  WHAT ABOUT TAIWAN, DIDN'T POLITICAL PROBLEMS AFFECT THE MARKETS THERE?

     In Taiwan, the market was weak due to a combination of political worries and domestic financial scandal. Investors were unnerved by China's test firing of guided missiles some 70 miles off the Taiwanese coast. Later, a turn for the worse in China-Taiwan relations undermined investor sentiment and drove foreign funds and domestic institutions away from the market. What's more, a credit union collapsed on the back of fraud, which also caused investors to turn to cash and away from equities.

  WHERE WAS THERE STRONG PERFORMANCE?

     On the brighter side, stocks in Hong Kong performed well, buoyed by the cut in U.S. interest rates earlier in the year, and by the results of property companies. Interest rate sensitive bank stocks also did well there. In Korea, electronics shares and construction shares did well as did the barometers of stock market performance, bank shares.

---------------

    * Trust A Shares total return.
PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST UPON REDEMPTION.

   WHAT SECTORS/STOCKS HELPED FUND PERFORMANCE, ESPECIALLY GIVEN THESE DIFFICULT MARKET CONDITIONS?**

     The Fund performed reasonably well against these difficult market conditions, as it was appropriately positioned in Korea and Hong Kong, while remaining underweight in Malaysia and Thailand. Holdings of conglomerates such as Hutchison Whampoa and smaller banks such as Wing Hang Bank and Dao Heng Bank Group in Hong Kong did well, outperforming the local index, the Hang Seng. The Fund also benefited from an overweight position in electronics and export-related stocks in Korea. Samsung Electronics, the world's largest producer of memory chips, performed particularly well. The relative strength of the Fund's technology-related stock holdings in Taiwan partially offset the negative impact of the Taiwanese market's overall poor performance.

  AND THE BAD PERFORMERS?

     Blue-chip telecom holdings in Thailand negatively impacted the Fund's performance, as there was heavy selling in these shares where the Fund was invested.

  WHEN DO YOU THINK THE PACIFIC BASIN WILL TURN AROUND?

     Looking ahead, we believe the Pacific Basin markets will rebound over the next few months after the end of the corporate reporting season. And, over the longer term, valuation of the markets looks very attractive. The Pacific Basin should also be a beneficiary of any further yen weakness, stimulating portfolio investment by Japanese institutions in the region. In addition, the region should benefit from stable U.S. interest rates. The ongoing rush to build infrastructure, the high savings and investment rates and continued strong foreign capital investment in the region are expected to keep the growth momentum going.

  WHERE WILL YOU POSITION THE FUND GOING FORWARD?

     While interest rates have been high in Korea and Taiwan, we believe they are likely to decline given the stage of the economic cycle and long-term financial deregulation. Therefore, we expect the Fund to be overweight versus the index in these countries, particularly in domestic-related and export-related stocks. We also expect to add to the Fund's positions in Hong Kong, particularly property developers, which are showing signs of a recovery in earnings that we expect will continue over the next 12 months. We are cautious about markets in Thailand, the Philippines and Malaysia, where the Fund will continue to be underweight; the trend in these countries is for higher consumer prices and poor liquidity conditions over the next one to two quarters.

---------------

    ** Portfolio holdings are subject to change and may not be representative of the Fund's current holdings.

                     NATIONS GLOBAL GOVERNMENT INCOME FUND
                           PERFORMANCE AND COMMENTARY

--------------------------------------------------------------------------------
PORTFOLIO MANAGER
Mark Rimmer is the international fixed income manager for Nations Gartmore Investment Management. Previously, Mark managed multi-currency funds for institutional clients at Gulf International Bank in Bahrain, and prior to that he was a senior trader for Sumitomo Finance International, London. He graduated from Cambridge University.

INVESTMENT OBJECTIVE
Nations Global Government Income Fund's investment objective is to seek current income. Although the Fund emphasizes income when selecting investments, the potential for growth of capital also is considered. It seeks to achieve this objective by investing primarily in debt securities issued by governments, banks and supranational entities located throughout the world.
--------------------------------------------------------------------------------

PERFORMANCE REVIEW

     Nations Global Government Income Fund commenced operations on June 30, 1995, and therefore, reports only for the three-month period ended September 30, 1995. Since the Fund's inception, activity has concentrated on establishing positions. During the period under review, global bond markets provided a disappointing overall return, which reflected upon the Fund's performance. For the three-month period ended September 30, the Fund provided an aggregate total return of 1.69%.* However, this return substantially outperformed the (0.12)% return provided by the Fund's benchmark, the J.P. Morgan Global Government Bond Index, which tracks government bonds issued in 12 countries in the U.S., Europe and the Far East.

MANAGER COMMENTARY

  WHAT HAPPENED IN THE GLOBAL BOND MARKETS OVER THE PAST THREE MONTHS?

     The most notable feature over the past three months was the recovery in the U.S. dollar, which rose sharply against the deutschemark, and even more sharply against the yen.

     The U.S. bond market had a volatile quarter, ending slightly ahead from levels at the quarter's start. After a lull in economic activity, which prompted a 25-basis-point (0.25%) cut in the Fed funds rate in July, evidence emerged that the economy was growing too quickly. As the summer progressed, it became clear that the economy was growing at a steady, non-inflationary pace, a climate still favorable for bond investment. The heavy buying of the dollar in August, as well as expectations that the Japanese would step up their investment overseas, were additional factors behind the U.S. bond market rally. Toward the end of September, the bond market gave back some ground though, due to profit-taking and a modest setback in the dollar.

  WHAT ABOUT OVERSEAS MARKETS?

     The U.K. bond market performed well; long-maturity bonds hovered around 8%. The rally in the U.S. dollar prompted a continuation of the rally in the high-yielding bond markets of Continental Europe, particularly Denmark, Sweden, Italy and Spain. However, at the end of the reporting period, this trend was upset by a setback in the dollar and controversy over the European Monetary Union.

---------------

    * Trust A Shares total return.
PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST UPON REDEMPTION.

  WHAT'S THE DIFFERENCE BETWEEN THE EUROPEAN UNION AND EUROPEAN MONETARY UNION, AND CAN YOU EXPAND ON THE RECENT CONTROVERSY?

     A European Union (EU) was created to strengthen ties between western, central and eastern Europe. One goal of the EU is the European Monetary Union
(EMU)--the creation of a single currency and a central bank by January 1, 1999. So far, 15 countries are members of the EU working toward meeting the strict criteria set for the EMU.

     The EMU controversy was a debate sparked by leaked comments from German Finance Minister Waigel that he didn't see Italy meeting the EMU criteria by 1999. This was accompanied by doubts about the ability of France and Belgium to meet the criteria, expressed by a Bundesbank member. These sentiments caused uncertainty in the bond markets of these countries and susceptibility to overreaction. The French bond market did suffer in response to these comments and in the wake of a disappointing budget deficit.

  WAS THE FUND INVESTED IN FRANCE?

     The Fund had a smaller position than its comparable index, with a 7% allocation in France at the end of the reporting period--part of which was hedged back into U.S. dollars to protect investors against the weakening franc.

  GETTING BACK TO MARKET BEHAVIOR, HOW DID EVENTS IMPACT THE FUND'S PERFORMANCE?

     In terms of the markets, in keeping with our conviction that the dollar was undervalued and would strengthen, the Fund took a large position in dollar assets, investing directly in dollar-bloc countries (U.S., Canada and Australia) and engaging in some defensive hedging activity. These moves had a favorable effect on the Fund's performance. At the end of August, we lengthened the duration of the Fund's U.S. bond position toward neutral from a previously underweight position, taking advantage of a pullback in U.S. bond prices. The high-yielding bond markets of Italy, Spain and Sweden, which rallied as the dollar strengthened, helped the Fund's performance, as did a large position in Danish bonds, which outperformed most markets over the period.

  YOU MENTIONED DEFENSIVE HEDGING ACTIVITY. YOUR CONVICTION ON A STRONGER DOLLAR MUST HAVE BEEN VERY STRONG.

     It was; we rarely hedge, only doing so in an effort to protect potential investor returns. We hedged most of the Fund's limited yen bond exposure back into the dollar so the Fund benefited from the rally in the dollar against the yen. Some of the European exposure was also hedged back into dollars, protecting the Fund from the impact of the strengthening dollar.

  HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

     We expect both the U.S. and the core European bond markets to provide the potential for attractive returns, particularly in the longer maturities. Overall, duration in the Fund has been increased, to approximately 4.9 years. Most of the duration was added in the U.S. which, at the start of the reporting period, was underweight the index.

     In terms of hedging, we expect the dollar to show only modest upside strength against the deutschemark and, therefore, the hedge has been partially reduced.

  WHAT ABOUT JAPAN?

     While the Japanese bond market was recently supported by the Bank of Japan, which bought bonds to add liquidity to the market, we expect bond yields to rise again in the months ahead. Therefore, the Fund has retained an underweight position there. The yen hedge remains in place as we believe the yen is still overvalued versus the dollar.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                        SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 81.1%
              ARGENTINA -- 4.3%
      6,800   Banco de Galicia+...............................................   $      122,400
      4,600   Central Costanera, ADR..........................................          111,550
     19,000   Compania Naviera Perez..........................................          161,500
      7,000   Quilmes Industrial SA Ord+......................................          129,500
      7,000   Y.P.F. Sociedad Anonima.........................................          126,000
                                                                                 --------------
                                                                                        650,950
                                                                                 --------------
              BRAZIL -- 14.1%
     27,000   Aracruz Celubse SA, ADR.........................................          270,000
     13,700   Cemig Companhia, ADR+...........................................          301,400
     30,000   Cia Acos Especiais Itab, ADR....................................          455,550
     19,300   Electrobras, ADR+...............................................          289,500
     10,500   Telebras, ADR...................................................          456,750
      8,150   Vale Rio Doce...................................................          341,027
                                                                                 --------------
                                                                                      2,114,227
                                                                                 --------------
              COLUMBIA -- 1.5%
      4,500   Banco Ganadero, Class C, ADR....................................           63,000
      5,900   Banco Industrial Colombiano, ADR................................           80,387
      4,300   Cementos Diamante SA, GDS+......................................           79,963
                                                                                 --------------
                                                                                        223,350
                                                                                 --------------
              HONG KONG -- 3.1%
    254,000   Guangdong Investment Ltd. ......................................          151,939
     48,000   New World Development Company...................................          189,350
    436,000   Yizheng Chemical Fibre..........................................          128,290
                                                                                 --------------
                                                                                        469,579
                                                                                 --------------
              INDIA -- 4.6%
      6,300   Hindalco, GDR...................................................          214,200
      4,900   Ranbaxy Laboratories Ltd., GDS+.................................          138,425
     18,200   Reliance Industries Ltd., GDS...................................          329,966
                                                                                 --------------
                                                                                        682,591
                                                                                 --------------
              INDONESIA -- 3.4%
     27,500   Hanjaya Mandala Sampoerna, Alien Shares.........................          256,124
      5,500   PT Indonesian Satellite, ADR....................................          193,188
     20,000   Semen Gresik+...................................................           56,500
                                                                                 --------------
                                                                                        505,812
                                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              MALAYSIA -- 17.4%
    190,000   Bandar Raya+....................................................   $      358,519
    117,000   Development & Commercial Bank Holdings Corporation..............          326,035
     68,000   Malayan Banking Berhad..........................................          549,522
    218,000   Renong Berhad...................................................          378,376
    190,000   Tan Chong Motor Holdings Berhad+................................          208,758
     51,000   Telekom Malaysia................................................          383,718
     62,000   United Engineers (Malaysia) Berhad..............................          397,373
                                                                                 --------------
                                                                                      2,602,301
                                                                                 --------------
              MEXICO -- 5.8%
     48,000   Cemex SA........................................................          184,702
     46,000   Cifra SA de CV, ADR+............................................           53,820
      4,900   Desc de CV, Class C, ADR+.......................................           74,113
     12,900   Grupo Carso SA de CV, ADR+......................................          148,350
     52,000   Grupo Modelo SA de CV, Class C..................................          211,505
      6,300   Telefonos de Mexico SA, ADR.....................................          200,025
                                                                                 --------------
                                                                                        872,515
                                                                                 --------------
              PERU -- 1.9%
     21,000   Banco Wiese, ADR................................................          141,750
     10,000   Cementos Lima, ADR+.............................................          140,000
                                                                                 --------------
                                                                                        281,750
                                                                                 --------------
              PHILIPPINES -- 2.5%
    200,000   Ayala Corporation, Class B......................................          195,740
    136,000   Petron Corporation..............................................           63,942
      1,780   Philippines Long Distance Telephone, ADR........................          118,148
                                                                                 --------------
                                                                                        377,830
                                                                                 --------------
              PORTUGAL -- 0.6%
      6,500   Soares da Costa.................................................           94,913
                                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              RUSSIA -- 0.4%
     10,000   Petersburg Long Distance, ADR+..................................   $       63,750
                                                                                 --------------
              SOUTH AFRICA -- 9.9%
      8,000   Angelo-American Industrial Corporation SA.......................          385,569
     13,000   Barlow Ltd......................................................          146,847
     50,000   Gencor Ltd......................................................          186,212
     20,000   Malbak Ltd. NPV.................................................          135,551
      1,500   Polifin Ltd.+...................................................            3,122
     20,000   Remrandt Group..................................................          167,043
     10,000   Sasol NPV.......................................................           82,152
    150,000   South Africa Iron & Steel Industrial Corporation................          162,251
      7,000   South African Breweries.........................................          220,442
                                                                                 --------------
                                                                                      1,489,189
                                                                                 --------------
              SOUTH KOREA -- 4.1%
      9,500   Dong Ah Construction, EDR+......................................          242,250
      7,500   Korea Electric Power Corporation, ADR...........................          190,312
      2,550   Samsung Electronics, GDS++......................................          178,500
                                                                                 --------------
                                                                                        611,062
                                                                                 --------------
              THAILAND -- 4.0%
      3,400   Siam Cement Public Company Ltd., Alien Shares...................          200,518
     26,000   Thai Farmers Bank Public Company Ltd., Alien Shares.............          225,862
     13,000   United Communications Industry..................................          168,878
                                                                                 --------------
                                                                                        595,258
                                                                                 --------------
              TURKEY -- 3.5%
     63,000   Alarko Saway....................................................           67,721
    130,000   Cimentas........................................................           77,781
    483,000   Ege Biracilik Vem...............................................          178,780
    510,000   Netas Ord.......................................................          196,532
                                                                                 --------------
                                                                                        520,814
                                                                                 --------------
              TOTAL COMMON STOCKS
                 (Cost $12,417,663)...........................................       12,155,891
                                                                                 --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                     VALUE
  SHARES                                                                            (NOTE 1)
-----------------------------------------------------------------------------------------------
MUTUAL FUNDS -- 4.3%
              CHILE -- 1.7%
      6,000   Chile Fund Inc..................................................   $      135,750
     43,300   Five Arrows Chile Investment Trust Ltd..........................          124,271
                                                                                 --------------
                                                                                        260,021
                                                                                 --------------
              SOUTH KOREA -- 1.5%
         50   Korea Europe Fund...............................................          218,750
                                                                                 --------------
              TAIWAN -- 1.1%
     15,000   Taiwan Index Fund...............................................          157,500
                                                                                 --------------
              TOTAL MUTUAL FUNDS
                 (Cost $643,657)..............................................          636,271
                                                                                 ==============

PRINCIPAL
  AMOUNT
----------
CONVERTIBLE BOND -- 0.9% (Cost $137,945)
             SOUTH KOREA
CHF150,000   Yukong Convertible,
             1.000% due 12/31/98...............................................         142,085
                                                                                    ===========
TOTAL INVESTMENTS (Cost $13,199,265*)..................................    86.3%     12,934,247
OTHER ASSETS AND LIABILITIES (NET).....................................    13.7       2,048,022
                                                                          -----     -----------
NET ASSETS.............................................................   100.0%    $14,982,269
                                                                          =====     ===========

---------------

 * Aggregate cost for Federal tax purposes.
 + Non-income producing security.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:

ADR    American Depositary Receipt
CHF    Swiss Franc
EDR    European Depositary Receipt
GDR    Global Depositary Receipt
GDS    Global Depositary Share

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Emerging Markets Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

AT SEPTEMBER 30, 1995 SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                                         % OF
                                                                          NET         VALUE
                       SECTOR DIVERSIFICATION                            ASSETS     (NOTE 1)
----------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking..............................................................     10.6%    $ 1,578,711
Construction/Engineering.............................................      9.5       1,420,329
Utility..............................................................      9.0       1,349,512
Telecommunications...................................................      8.8       1,324,238
Metal and Mining.....................................................      8.0       1,196,989
Industrial...........................................................      5.7         851,086
Diversified..........................................................      4.8         722,466
Food and Beverage....................................................      3.5         528,722
Tobacco..............................................................      2.8         423,168
Basic Industry.......................................................      2.4         362,769
Real Estate..........................................................      2.4         358,519
Oil and Gas..........................................................      2.3         351,442
Financial Services...................................................      2.3         341,290
Paper and Forest Products............................................      1.8         270,000
Retail...............................................................      1.8         262,578
Chemicals............................................................      1.4         213,564
Electronic...........................................................      1.2         178,500
Consumer Services....................................................      0.9         141,750
Pharmaceuticals and Healthcare.......................................      0.9         138,425
Manufacturing........................................................      0.5          67,721
Miscellaneous........................................................      0.5          74,112
                                                                         -----     -----------
TOTAL COMMON STOCKS..................................................     81.1      12,155,891
MUTUAL FUNDS.........................................................      4.3         636,271
CONVERTIBLE BOND.....................................................      0.9         142,085
                                                                         -----     -----------
TOTAL INVESTMENTS....................................................     86.3      12,934,247
OTHER ASSETS AND LIABILITIES (NET)...................................     13.7       2,048,022
                                                                         -----     -----------
NET ASSETS...........................................................    100.0%    $14,982,269
                                                                         =====     ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                        SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                       VALUE
  SHARES                                                                             (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- 82.0%
              AUSTRALIA -- 3.8%
     87,000   Australia & New Zealand Bank Group.................................   $   372,804
     18,000   Broken Hill Property...............................................       247,856
    125,000   Skilled Engineering Ltd............................................       240,895
     38,000   Western Mining Corporation Holdings................................       248,702
                                                                                    -----------
                                                                                      1,110,257
                                                                                    -----------
              HONG KONG -- 27.7%
    134,000   China Light & Power................................................       693,250
    246,000   Dao Heng Bank Group................................................       816,108
     66,000   Hang Seng Bank Ltd.................................................       544,188
    180,000   Hong Kong & China Gas..............................................       289,846
    270,000   Hong Kong Telecommunications.......................................       490,642
     64,800   HSBC Holdings......................................................       900,966
    199,000   Hutchison Whampoa..................................................     1,078,430
     50,400   Jardine Matheson Holdings..........................................       340,200
    168,000   New World Development Company......................................       662,726
    149,000   Sun Hung Kai Properties............................................     1,209,275
     98,000   Swire Pacific......................................................       776,349
     95,000   Wing Hang Bank.....................................................       321,307
                                                                                    -----------
                                                                                      8,123,287
                                                                                    -----------
              INDONESIA -- 4.9%
     52,500   Bank Dagang Nasional Indonesia.....................................        48,085
    153,000   Bank Dagang Nasional Indonesia, Alien Shares.......................       140,135
     11,000   Hanjaya Mandala Sampoerna..........................................       102,450
     35,000   Hanjaya Mandala Sampoerna, Alien Shares............................       325,977
     11,000   PT Indonesian Satellite, ADR.......................................       386,375
     80,000   Semen Cibinong, Alien Shares.......................................       217,171
     80,000   Semen Gresik, Alien Shares.........................................       225,999
                                                                                    -----------
                                                                                      1,446,192
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                       VALUE
  SHARES                                                                             (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              MALAYSIA -- 14.9%
    230,000   Bandar Raya+.......................................................   $   433,997
    110,000   Cement Industries of Malaysia+.....................................       352,508
    120,000   Development & Commercial Bank Holdings Corporation.................       334,395
     38,000   Genting Berhad.....................................................       328,264
    208,000   Highlands & Lowlands...............................................       354,395
    100,000   Hong Leong Bank Berhad.............................................       270,701
     67,000   Malayan Banking Berhad.............................................       541,441
    285,000   Renong Berhad......................................................       494,666
    100,000   RJ Reynolds Berhad.................................................       210,987
     75,000   Telekom Malaysia...................................................       564,291
     73,000   United Engineers (Malaysia) Berhad.................................       467,874
                                                                                    -----------
                                                                                      4,353,519
                                                                                    -----------
              PHILIPPINES -- 2.7%
     84,400   Ayala Corporation, Class B.........................................        82,602
     80,000   Ayala Land Inc., Class B...........................................        89,042
    900,000   Belle Corporation..................................................       153,713
     48,000   First Philippines Holdings, Class B+...............................       116,062
    100,000   Philipino Telephone Corporation+...................................        94,991
      3,900   Philippines Long Distance Telephone, ADR...........................       258,863
                                                                                    -----------
                                                                                        795,273
                                                                                    -----------
              SINGAPORE -- 11.2%
     35,000   Cycle & Carriage...................................................       312,324
     63,000   Development Bank of Singapore, Alien Shares........................       717,116
     23,000   Fraser & Neave.....................................................       266,653
    265,000   Liang Court Holdings+..............................................       256,956
    145,000   Parkway Holdings+..................................................       362,704
     44,000   Singapore International Airlines, Alien Shares.....................       408,094
    110,000   Straits Steamship Land Ltd.........................................       301,433
    395,000   Sunright Ltd.+.....................................................       265,054
     45,000   United Overseas Bank, Alien Shares.................................       388,912
                                                                                    -----------
                                                                                      3,279,246
                                                                                    -----------
              SOUTH KOREA -- 6.0%
     19,500   Dong Ah Construction, EDR..........................................       497,250
     22,450   Korea Electric Power Corporation, ADR..............................       569,669
     13,500   LG Electronics Inc., GDS+..........................................       167,130
         22   Samsung Electronics, GDR+..........................................         1,288
      5,300   Samsung Electronics, GDS++.........................................       371,000
     14,000   Yukong Ltd., GDS+..................................................       147,000
                                                                                    -----------
                                                                                      1,753,337
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                       VALUE
  SHARES                                                                             (NOTE 1)
-----------------------------------------------------------------------------------------------
COMMON STOCKS -- (CONTINUED)
              THAILAND -- 10.8%
     28,000   Advanced Information Services......................................   $   441,841
    132,000   Krung Thai Bank Public Company Ltd.................................       526,001
    104,000   National Petrochemical Company+....................................       217,573
     32,000   Phatra Thanakit Finance & Securities, Alien Shares.................       232,078
     20,000   Quality Houses+....................................................        93,246
     26,000   Quality Houses, Alien Shares+......................................       124,328
     10,000   Siam Cement Public Company Ltd.....................................       589,759
     76,200   Thai Farmers Bank Public Company Ltd., Alien Shares................       661,949
     40,000   Thai Telephone & Telecom+..........................................       278,940
                                                                                    -----------
                                                                                      3,165,715
                                                                                    -----------
              TOTAL COMMON STOCKS
                 (Cost $24,437,624)..............................................    24,026,826
                                                                                    ===========
MUTUAL FUNDS -- 3.5%
              HONG KONG -- 1.6%
     40,000   New Taipai Fund Ltd................................................       480,000
                                                                                    -----------
              SOUTH KOREA -- 1.9%
        126   Korea Europe Fund..................................................       551,250
                                                                                    -----------
              TOTAL MUTUAL FUNDS
                 (Cost $1,025,750)...............................................     1,031,250
                                                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

PRINCIPAL                                                                            VALUE
  AMOUNT                                                                           (NOTE 1)
---------------------------------------------------------------------------------------------
CONVERTIBLE BONDS -- 2.2%
             SOUTH KOREA -- 0.5%
CHF150,000   Yukong Convertible,
             1.000% due 12/31/98...............................................   $   142,085
                                                                                  -----------
             TAIWAN -- 1.7%
USD 30,000   Acer Inc.,
             4.000% due 06/10/01...............................................        96,450
USD255,000   United Microelectronics,
             1.250% due 06/08/04...............................................       412,463
                                                                                  -----------
                                                                                      508,913
                                                                                  -----------
             TOTAL CONVERTIBLE BONDS
             (Cost $680,175)...................................................       650,998
                                                                                  ===========

  SHARES
  -----
RIGHTS -- 0.0%# (Cost $12,693)
    58,750   Liang Court Holdings, Expire 10/6/95..............................        11,765
                                                                                  ===========
TOTAL INVESTMENTS (Cost $26,156,242*)...................................   87.7%   25,720,839
OTHER ASSETS AND LIABILITIES (NET)......................................   12.3     3,597,164
                                                                          -----   -----------
NET ASSETS..............................................................  100.0%  $29,318,003
                                                                          =====   ===========

---------------

  * Aggregate cost for Federal tax purposes.
  + Non-income producing security.
 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
  # Amount represents less than 0.1%.

ABBREVIATIONS:

ADR   American Depositary Receipt
CHF   Swiss Franc
EDR   European Depositary Receipt
GDR   Global Depositary Receipt
GDS   Global Depositary Share
USD   United States Dollar

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

AT SEPTEMBER 30, 1995 SECTOR DIVERSIFICATION WAS AS FOLLOWS:

                                                                         % OF
                                                                          NET         VALUE
                       SECTOR DIVERSIFICATION                            ASSETS     (NOTE 1)
----------------------------------------------------------------------------------------------
COMMON STOCKS:
Banking..............................................................     19.4%    $ 5,683,142
Real Estate..........................................................      9.1       2,661,990
Telecommunications...................................................      8.6       2,515,944
Diversified..........................................................      7.3       2,134,464
Construction/Engineering.............................................      6.8       2,001,697
Financial Services...................................................      6.1       1,795,770
Utility..............................................................      5.3       1,552,764
Transportation.......................................................      4.0       1,184,444
Basic Industry.......................................................      2.9         837,615
Electronics..........................................................      2.7         804,472
Tobacco..............................................................      2.2         639,413
Agriculture/Farming..................................................      1.2         354,395
Wholesaler...........................................................      1.2         340,200
Leisure..............................................................      1.1         328,264
Automobiles..........................................................      1.1         312,324
Nondurable Goods.....................................................      0.9         266,653
Metal and Mining.....................................................      0.9         248,702
Chemicals............................................................      0.7         217,573
Oil and Gas..........................................................      0.5         147,000
                                                                         -----     -----------
TOTAL COMMON STOCKS..................................................     82.0      24,026,826
MUTUAL FUNDS.........................................................      3.5       1,031,250
CONVERTIBLE BONDS....................................................      2.2         650,998
RIGHTS...............................................................      0.0#         11,765
                                                                         -----     -----------
TOTAL INVESTMENTS....................................................     87.7      25,720,839
OTHER ASSETS AND LIABILITIES (NET)...................................     12.3       3,597,164
                                                                         -----     -----------
NET ASSETS...........................................................    100.0%    $29,318,003
                                                                         =====     ===========

---------------

# Amount represents less than 0.1%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Pacific Growth Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS             SEPTEMBER 30, 1995
(UNAUDITED)

                                 CONTRACT TO BUY                                    NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
                   LOCAL                                  VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
MATURITY DATE    CURRENCY                                  U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/02/95             92,001     SGD.....................    64,646       63,845         $   801
10/02/95            398,229     THB.....................    15,749       15,752              (3)
10/03/95            798,043     THB.....................    31,799       31,807              (8)
10/04/95        128,681,324     IDR.....................    56,777       56,813             (36)
10/04/95            689,940     MYR.....................   274,660      273,509           1,151
10/04/95            131,992     SGD.....................    92,754       92,399             355
10/05/95            191,798     MYR.....................    76,354       75,930             424
10/06/95             96,223     MYR.....................    38,306       38,218              88
                                                          --------      -------         -------
                                                           651,045      648,273         $ 2,772
                                                          ========      =======         =======

                                 CONTRACT TO SELL                                   NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
                  LOCAL                                   VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
MATURITY DATE   CURRENCY                                   U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/03/95        1,340,418     PHP.......................    51,444       51,495         $    51
10/04/95        1,217,260     PHP.......................    46,716       46,692             (24)
10/05/95          462,584     PHP.......................    17,752       17,683             (69)
                                                           -------      -------         -------
                                                           115,912      115,870         $   (42)
                                                           =======      =======         =======
                    Net Unrealized Appreciation of Forward Foreign
                Exchange Contracts..............................................        $ 2,730
                                                                                        =======
                  -------------------------------------------
                           ABBREVIATIONS OF CURRENCY
                             THAT ISSUE IS HELD IN:
                           IDR        Indonesian Rupee
                           MYR        Malaysian Ringgit
                           PHP        Philippine Peso
                           SGD        Singapore Dollar
                           THB        Thai Baht
                  -------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS                        SEPTEMBER 30, 1995 (UNAUDITED)

      PRINCIPAL                                                                      VALUE
       AMOUNT                                                                       (NOTE 1)
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES -- 80.3%
                         AUSTRALIA -- 5.0%
AUD         1,340,000    Government of Australia,
                           8.750% due 01/15/01.................................   $  1,037,769
                                                                                  ------------
                         AUSTRIA -- 3.7%
DM          1,000,000    Government of Austria,
                           8.000% due 06/17/02.................................        752,274
                                                                                  ------------
                         BELGIUM -- 4.7%
USD           950,000    Kingdom of Belgium,
                           7.000% due 07/07/99.................................        973,750
                                                                                  ------------
                         CANADA -- 4.8%
CAD         1,280,000    Government of Canada,
                           8.500% due 03/01/00.................................        992,418
                                                                                  ------------
                         DENMARK -- 7.4%
DKK         7,800,000    Kingdom of Denmark,
                           9.000% due 11/15/00.................................      1,510,190
                                                                                  ------------
                         FRANCE -- 6.7%
FRF         6,500,000    Government of France,
                           8.125% due 05/25/99.................................      1,381,704
                                                                                  ------------
                         GERMANY -- 12.2%
DM            725,000    Bundes Obligation,
                           6.125% due 05/20/99.................................        521,655
DM            580,000    Federal Republic of Germany,
                           7.250% due 10/21/02.................................        425,644
DM          1,000,000    Federal Republic of Germany,
                           6.250% due 01/04/24.................................        602,519
USD           900,000    LKB, (Baden Wurltemb),
                           8.125% due 01/27/00.................................        954,045
                                                                                  ------------
                                                                                     2,503,863
                                                                                  ------------
                         ITALY -- 3.7%
ITL     1,300,000,000    Republic of Italy,
                           9.500% due 12/01/99.................................        758,636
                                                                                  ------------
                         JAPAN -- 6.4%
JPY       115,000,000    Japan Development Bank,
                           5.000% due 10/01/99.................................      1,313,349
                                                                                  ------------
                         NETHERLANDS -- 4.7%
NLG         1,400,000    Government of Netherlands,
                           8.250% due 06/15/02.................................        970,436
                                                                                  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF INVESTMENTS (CONTINUED)            SEPTEMBER 30, 1995 (UNAUDITED)

      PRINCIPAL                                                                      VALUE
       AMOUNT                                                                       (NOTE 1)
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS AND NOTES -- (CONTINUED)
                         PORTUGAL -- 4.6%
ECU           830,000    Government of Portugal,
                           6.000% due 02/16/04.................................    $   943,618
                                                                                   -----------
                         SPAIN -- 2.5%
ESP        60,000,000    Government of Spain,
                           12.250% due 03/25/00................................        511,852
                                                                                   -----------
                         SUPRANATIONAL -- 6.5%
GBP           380,000    European Investment Bank,
                           8.000% due 06/10/03.................................        587,679
DM          1,000,000    International Bank for Reconstruction & Development,
                           7.250% due 10/13/99.................................        740,868
                                                                                   -----------
                                                                                     1,328,547
                                                                                   -----------
                         SWEDEN -- 2.5%
SEK         4,500,000    Government of Sweden,
                           6.000% due 02/09/05.................................        514,901
                                                                                   -----------
                         UNITED KINGDOM -- 4.9%
GBP           300,000    United Kingdom Treasury,
                           8.000% due 12/07/00.................................        481,733
GBP           340,000    United Kingdom Treasury,
                           8.000% due 09/27/13.................................        523,468
                                                                                   -----------
                                                                                     1,005,201
                                                                                   -----------
                         TOTAL FOREIGN GOVERNMENT BONDS AND NOTES
                            (Cost $16,539,863).................................     16,498,508
                                                                                   ===========
U.S. TREASURY OBLIGATIONS -- 14.8%
USD         1,400,000    U.S. Treasury Note,
                           7.500% due 05/15/02.................................      1,508,992
USD         1,500,000    U.S. Treasury Note,
                           6.500% due 08/15/05.................................      1,536,388
                                                                                   -----------
                         TOTAL U.S. TREASURY OBLIGATIONS
                            (Cost $3,016,716)..................................      3,045,380
                                                                                   ===========
TOTAL INVESTMENTS (Cost $19,556,579*)................................     95.1%     19,543,888
OTHER ASSETS AND LIABILITIES (NET)...................................      4.9       1,000,259
                                                                         -----     -----------
NET ASSETS...........................................................    100.0%    $20,544,147
                                                                         =====     ===========

---------------
* Aggregate cost for Federal tax purposes.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
Nations Global Government Income Fund
--------------------------------------------------------------------------------
   SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS             SEPTEMBER 30, 1995
(UNAUDITED)

                                 CONTRACT TO BUY                                    NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
 EXPIRATION        LOCAL                                  VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
    DATE         CURRENCY                                  U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/06/95        550,000         DM .....................   384,942      373,972         $10,970
                                                           =======      =======         =======

                                 CONTRACT TO SELL                                   NET UNREALIZED
                --------------------------------------------------                   APPRECIATION/
 EXPIRATION        LOCAL                                  VALUE IN   IN EXCHANGE   (DEPRECIATION) OF
    DATE         CURRENCY                                  U.S. $    FOR U.S. $        CONTRACT
----------------------------------------------------------------------------------------------------
10/06/95          1,650,000     DM .....................  1,154,827   1,198,867        $ 44,040
10/06/95          3,870,000     FRF.....................    785,853     798,152          12,299
10/06/95         85,000,000     JPY ....................    858,548   1,016,017         157,469
                                                          ---------   ---------        --------
                                                          2,799,228   3,013,036        $213,808
                                                          =========   =========        ========
                    Net Unrealized Appreciation of Forward Foreign
                      Exchange Contracts........................................       $224,778
                                                                                       ========
       -----------------------------------------------------------------
                            ABBREVIATIONS OF CURRENCY
                              THAT ISSUE IS HELD IN:
                         AUD          Australian Dollar
                         CAD          Canadian Dollar
                         DM           German Deutschemark
                         DKK          Danish Kroner
                         ECU          European Currency Units
                         ESP          Spanish Peseta
                         FRF          French Franc
                         GBP          Great Britain Pound
                         ITL          Italian Lira
                         JPY          Japanese Yen
                         NLG          Netherlands Guilder
                         SEK          Swedish Krona
                         USD          United States Dollar
       -----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES           SEPTEMBER 30, 1995 (UNAUDITED)

                                                                                      NATIONS
                                                          NATIONS       NATIONS        GLOBAL
                                                          EMERGING      PACIFIC      GOVERNMENT
                                                          MARKETS        GROWTH        INCOME
                                                            FUND          FUND          FUND
                                                         --------------------------------------
ASSETS:
Investments, at value. See accompanying schedule......   $12,934,247   $25,720,839   $19,543,888
Cash..................................................     2,319,261     3,871,496       143,901
Foreign currency, at value (Cost $14,556).............        14,449            --            --
Net unrealized appreciation of forward foreign
  exchange contracts. See accompanying schedule.......            --         2,730       224,778
Dividends receivable..................................        11,028        32,058            --
Interest receivable...................................           928        11,443       656,231
Receivable for investment securities sold.............            --       115,919            --
Receivable for Fund shares sold.......................        47,961       250,589         1,036
Unamortized organization costs (Note 6)...............       118,953       122,462       119,238
Prepaid expenses and other assets.....................        14,310        18,642         2,867
                                                         -----------   -----------   -----------
     Total Assets.....................................    15,461,137    30,146,178    20,691,939
                                                         ===========   ===========   ===========
LIABILITIES:
Payable for Fund shares redeemed......................         7,926        14,939         7,926
Payable for investment securities purchased...........       387,888       722,131            --
Investment advisory fee payable (Note 2)..............        12,779        20,337        11,686
Administration fee payable (Note 2)...................         1,162         2,260         1,670
Shareholder servicing and distribution fees payable
  (Note 3)............................................           299            67            62
Transfer agent fees payable (Note 2)..................           101           157           314
Custodian fees payable (Note 2).......................         5,490         9,328         1,089
Dividends payable.....................................            --            --        87,540
Organization cost payable.............................        53,386        47,134        25,355
Accrued Directors' fees and expenses (Note 2).........         1,762         2,497         3,134
Accrued expenses and other payables...................         8,075         9,325         9,016
                                                         -----------   -----------   -----------
     Total Liabilities................................       478,868       828,175       147,792
                                                         -----------   -----------   -----------
NET ASSETS............................................   $14,982,269   $29,318,003   $20,544,147
                                                         ===========   ===========   ===========
Investments, at cost (Note 1).........................   $13,199,265   $26,156,242   $19,556,579
                                                         ===========   ===========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)           SEPTEMBER 30, 1995
(UNAUDITED)

                                                                                      NATIONS
                                                          NATIONS       NATIONS        GLOBAL
                                                          EMERGING      PACIFIC      GOVERNMENT
                                                          MARKETS        GROWTH        INCOME
                                                            FUND          FUND          FUND
                                                         --------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(accumulated net
  investment loss)....................................  $    (1,174)  $     6,956   $        --
Accumulated net realized loss on investments sold,
  forward foreign exchange contracts and foreign
  currency transactions...............................      (43,676)      (89,559)     (115,135)
Net unrealized appreciation/(depreciation) of
  investments, forward foreign exchange contracts,
  foreign currencies and net other assets.............     (265,068)     (435,647)      204,672
Par value.............................................        1,517         3,019         2,045
Paid-in capital in excess of par value................   15,290,670    29,833,234    20,452,565
                                                        -----------   -----------   -----------
                                                        $14,982,269   $29,318,003   $20,544,147
                                                        ===========   ===========   ===========
NET ASSETS:
Trust A Shares........................................  $14,529,320   $28,726,552   $20,402,340
                                                        ===========   ===========   ===========
Investor A Shares.....................................   $   56,637    $  161,219    $   23,140
                                                        ===========   ===========   ===========
Investor C Shares.....................................   $   10,030    $   45,592    $    8,637
                                                        ===========   ===========   ===========
Investor N Shares.....................................   $  386,282    $  384,640    $  110,030
                                                        ===========   ===========   ===========
SHARES OUTSTANDING:
Trust A Shares........................................    1,471,177     2,957,866     2,031,348
                                                        ===========   ===========   ===========
Investor A Shares.....................................        5,740        16,612         2,304
                                                        ===========   ===========   ===========
Investor C Shares.....................................        1,018         4,708           860
                                                        ===========   ===========   ===========
Investor N Shares.....................................       39,208        39,706        10,955
                                                        ===========   ===========   ===========
TRUST A SHARES:
Net asset value, offering price and redemption price
  per share...........................................        $9.88         $9.71        $10.04
                                                        ===========   ===========   ===========
INVESTOR A SHARES:
Net asset value and redemption price per share........        $9.87         $9.70        $10.04
                                                        ===========   ===========   ===========
Maximum sales charge..................................         5.75%         5.75%         4.75%
Maximum offering price per share......................       $10.47        $10.29        $10.54
                                                        ===========   ===========   ===========
INVESTOR C SHARES:
Net asset value and offering price per share*.........        $9.85         $9.68        $10.04
                                                        ===========   ===========   ===========
INVESTOR N SHARES:
Net asset value and offering price per share*.........        $9.85         $9.69        $10.04
                                                        ===========   ===========   ===========

---------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)*

                                                                                         NATIONS
                                                               NATIONS      NATIONS      GLOBAL
                                                              EMERGING      PACIFIC     GOVERNMENT
                                                               MARKETS      GROWTH       INCOME
                                                                FUND         FUND         FUND
                                                              -----------------------------------
INVESTMENT INCOME:
Interest (net of foreign withholding taxes of $47, $48 and
  $654, respectively)......................................   $  30,219    $  18,167    $ 319,156
Dividends (net of foreign withholding taxes of $1,853 and
  $9,367 respectively).....................................      19,419       68,657           --
                                                              ---------    ---------    ---------
     Total investment income...............................      49,638       86,824      319,156
                                                              ---------    ---------    ---------
EXPENSES:
Investment advisory fee (Note 2)...........................      29,735       42,625       34,963
Administration fee (Note 2)................................       2,703        4,736        4,995
Transfer agent fees (Note 2)...............................         152          236          471
Custodian fees (Note 2)....................................         726       10,868        2,479
Legal and audit fees.......................................       5,210        5,292        5,292
Directors' fees and expenses (Note 2)......................       2,859        5,894        4,833
Amortization of organization costs (Note 6)................       5,979        5,979        5,774
Other......................................................       3,040        3,886        1,117
                                                              ---------    ---------    ---------
     Subtotal..............................................      50,404       79,516       59,924
Shareholder servicing and distribution fees (Note 3):
  Investor A Shares........................................          24           36            7
  Investor C Shares........................................          22           61           20
  Investor N Shares........................................         362          255           66
                                                              ---------    ---------    ---------
     Total expenses........................................      50,812       79,868       60,017
                                                              ---------    ---------    ---------
NET INVESTMENT INCOME/(LOSS)...............................      (1,174)       6,956      259,139
                                                              ---------    ---------    ---------
NET REALIZED AND UNREALIZED GAIN/
 (LOSS) ON INVESTMENTS (NOTES 1 AND 4):
Realized gain/(loss) from:
  Security transactions....................................     (32,609)     (80,672)     (94,464)
  Forward foreign exchange contracts.......................     (19,654)     (36,624)    (108,993)
  Foreign currency transactions............................       8,587       27,737       88,322
                                                              ---------    ---------    ---------
Net realized loss on investments during the period.........     (43,676)     (89,559)    (115,135)
                                                              ---------    ---------    ---------
Change in unrealized appreciation/(depreciation) of:
  Securities...............................................    (265,018)    (435,403)     (12,691)
  Forward foreign exchange contracts.......................          --        2,730      224,778
  Foreign currencies and net other assets..................         (50)      (2,974)      (7,415)
                                                              ---------    ---------    ---------
Net unrealized appreciation/(depreciation) of investments
  during the period........................................    (265,068)    (435,647)     204,672
                                                              ---------    ---------    ---------
Net realized and unrealized gain/(loss) on investments.....    (308,744)    (525,206)      89,537
                                                              ---------    ---------    ---------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS.................................   $(309,918)   $(518,250)   $ 348,676
                                                              =========    =========    =========

---------------

* The Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   STATEMENTS OF CHANGES IN NET ASSETS

PERIOD ENDED SEPTEMBER 30, 1995 (UNAUDITED)*

                                                                                     NATIONS
                                                       NATIONS        NATIONS         GLOBAL
                                                       EMERGING       PACIFIC       GOVERNMENT
                                                       MARKETS         GROWTH         INCOME
                                                         FUND           FUND           FUND
                                                      ----------------------------------------
Net investment income/(loss).......................   $   (1,174)    $    6,956     $  259,139
Net realized loss on investments sold, forward
  foreign exchange contracts and foreign currency
  transactions during the period...................      (43,676)       (89,559)      (115,135)
Change in unrealized appreciation/(depreciation) of
  investments, forward foreign exchange contracts,
  foreign currencies and net other assets during
  the period.......................................     (265,068)      (435,647)       204,672
                                                     -----------    -----------    -----------
Net increase/(decrease) in net assets resulting
  from operations..................................     (309,918)      (518,250)       348,676
Distributions to shareholders from net investment
  income:
     Trust A Shares................................           --             --       (258,664)
     Investor A Shares.............................           --             --           (154)
     Investor C Shares.............................           --             --            (90)
     Investor N Shares.............................           --             --           (231)
Net increase in net assets from Fund share
  transactions (Note 5):
     Trust A.......................................   14,819,814     29,233,410     20,305,801
     Investor A....................................       49,343        153,819         14,465
     Investor C....................................        1,703         38,027             99
     Investor N....................................      387,327        376,997        100,245
                                                     -----------    -----------    -----------
Net increase in net assets.........................   14,948,269     29,284,003     20,510,147
NET ASSETS:
Beginning of period................................       34,000         34,000         34,000
                                                     -----------    -----------    -----------
End of period......................................  $14,982,269    $29,318,003    $20,544,147
                                                     ===========    ===========    ===========
Undistributed net investment income/(accumulated
  net investment loss).............................   $   (1,174)    $    6,956     $       --
                                                     ===========    ===========    ===========

---------------

* The Nations Emerging Markets Fund, Nations Pacific Growth Fund and Nations Global Government Income Fund commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   SCHEDULE OF CAPITAL STOCK ACTIVITY (UNAUDITED)

                                    NATIONS EMERGING              NATIONS PACIFIC         NATIONS GLOBAL GOVERNMENT
                                      MARKETS FUND                  GROWTH FUND                  INCOME FUND
                                      PERIOD ENDED                 PERIOD ENDED                 PERIOD ENDED
                                   SEPTEMBER 30, 1995*         SEPTEMBER 30, 1995**         SEPTEMBER 30, 1995***
                                -------------------------    -------------------------    -------------------------
                                  SHARES        DOLLARS        SHARES        DOLLARS        SHARES        DOLLARS
                                -------------------------------------------------------------------------------
TRUST A SHARES:
  Sold.......................    1,472,351    $14,840,039     2,975,376    $29,412,359     2,031,636    $20,317,161
  Issued as reinvestment
    of dividends.............           --             --            --             --            11            109
  Redeemed...................       (2,024)       (20,225)      (18,360)      (178,949)       (1,149)       (11,469)
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............    1,470,327    $14,819,814     2,957,016    $29,233,410     2,030,498    $20,305,801
                                ==========    ===========    ==========    ===========    ==========    ===========
INVESTOR A SHARES:
  Sold.......................        5,697    $    57,668        15,772    $   153,920         1,439    $    14,311
  Issued as reinvestment
    of dividends.............           --             --            --             --            15            154
  Redeemed...................         (807)        (8,325)          (10)          (101)           --             --
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............        4,890    $    49,343        15,762    $   153,819         1,454    $    14,465
                                ==========    ===========    ==========    ===========    ==========    ===========
INVESTOR C SHARES:
  Sold.......................          168    $     1,703         3,858    $    38,027             1    $        10
  Issued as reinvestment
    of dividends.............           --             --            --             --             9             89
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............          168    $     1,703         3,858    $    38,027            10    $        99
                                ==========    ===========    ==========    ===========    ==========    ===========
INVESTOR N SHARES:
  Sold.......................       38,358    $   387,327        38,856    $   376,997        10,082    $   100,014
  Issued as reinvestment
    of dividends.............           --             --            --             --            23            231
                                ----------    -----------    ----------    -----------    ----------    -----------
  Net increase...............       38,358    $   387,327        38,856    $   376,997        10,105    $   100,245
                                ==========    ===========    ==========    ===========    ==========    ===========

---------------

  * The Nations Emerging Markets Fund's Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares commenced operations on June 30, 1995.
 ** The Nations Pacific Growth Fund's Trust A Shares, Investor A Shares,
    Investor C Shares and Investor N Shares commenced operations on June 30,
    1995.
*** The Nations Global Government Income Fund's Trust A Shares, Investor A
    Shares, Investor C Shares and Investor N Shares commenced operations on June 30, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                               TRUST A        INVESTOR A       INVESTOR C       INVESTOR N
                                                               SHARES           SHARES           SHARES           SHARES
                                                             -----------     ------------     ------------     ------------
                                                               PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED           ENDED            ENDED            ENDED
                                                             09/30/95*#       09/30/95*#       09/30/95*#       09/30/95*#
                                                             --------------------------------------------------------------
NATIONS EMERGING MARKETS FUND:
Operating performance:
Net asset value, beginning of period.....................       $10.00          $10.00           $10.00           $10.00
                                                                ------          ------           ------           ------
Net investment loss##....................................        (0.00)**        (0.01)           (0.02)           (0.02)
Net realized and unrealized loss on investments..........        (0.12)          (0.12)           (0.13)           (0.13)
                                                                ------          ------           ------           ------
Net decrease in net assets resulting from investment
  operations.............................................        (0.12)          (0.13)           (0.15)           (0.15)
                                                                ------          ------           ------           ------
Net asset value, end of period...........................        $9.88           $9.87            $9.85            $9.85
                                                                ======          ======           ======           ======
Total return++...........................................        (1.20)%         (1.30)%          (1.50)%          (1.50)%
                                                                ======          ======           ======           ======
Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's).................      $14,529          $   57           $   10           $  386
    Ratio of operating expenses to average net assets....         1.90%+          2.15%+           2.90%+           2.90%+
    Ratio of net investment loss to average net assets...        (0.03)%+        (0.28)%+         (1.03)%+         (1.03)%+
    Portfolio turnover rate..............................           10%             10%              10%              10%

---------------

 * The Nations Emerging Markets Fund Trust A, Investor A, Investor C and Investor N Shares commenced operations on June 30, 1995, respectively.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
## The amount shown at this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market value of the portfolio.

                                                               TRUST A        INVESTOR A       INVESTOR C       INVESTOR N
                                                               SHARES           SHARES           SHARES           SHARES
                                                             -----------     ------------     ------------     ------------
                                                               PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED           ENDED            ENDED            ENDED
                                                             09/30/95*#       09/30/95*#       09/30/95*#       09/30/95*#
                                                             -------------------------------------------------------------
NATIONS PACIFIC GROWTH FUND:
Operating performance:
Net asset value, beginning of period.....................       $10.00          $10.00           $10.00           $10.00
                                                                ------          ------           ------           ------
Net investment income/(loss).............................         0.01           (0.00)**         (0.02)           (0.01)
Net realized and unrealized loss on investments..........        (0.30)          (0.30)           (0.30)           (0.30)
                                                                ------          ------           ------           ------
Net decrease in net assets resulting from investment
  operations.............................................        (0.29)          (0.30)           (0.32)           (0.31)
                                                                ------          ------           ------           ------
Net asset value, end of period...........................        $9.71           $9.70            $9.68            $9.69
                                                                ======          ======           ======           ======

Total return++...........................................        (2.90)%         (3.00)%          (3.20)%          (3.10)%
                                                                ======          ======           ======           ======
Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's).................      $28,727            $161              $46             $385
    Ratio of operating expenses to average net assets....         1.70%+          1.95%+           2.70%+           2.70%+
    Ratio of net investment income/(loss) to average net
      assets.............................................         0.15%+         (0.10)%+         (0.85)%+         (0.85)%+
    Portfolio turnover rate..............................            3%              3%               3%               3%

---------------

 * The Nations Pacific Growth Fund Trust A, Investor A, Investor C and Investor N Shares commenced operations on June 30, 1995, respectively.
** Amount represents less than $0.01 per share.
 + Annualized.
++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
 # Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS (UNAUDITED) (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD.

                                                               TRUST A        INVESTOR A       INVESTOR C       INVESTOR N
                                                               SHARES           SHARES           SHARES           SHARES
                                                             -----------     ------------     ------------     ------------
                                                               PERIOD           PERIOD           PERIOD           PERIOD
                                                                ENDED           ENDED            ENDED            ENDED
                                                              09/30/95*       09/30/95*        09/30/95*        09/30/95*
                                                             -------------------------------------------------------------
NATIONS GLOBAL GOVERNMENT INCOME FUND:
Operating performance:
Net asset value, beginning of period.....................       $10.00          $10.00           $10.00           $10.00
                                                                ------          ------           ------           ------
Net investment income....................................         0.13            0.12             0.10             0.10
Net realized and unrealized gain on investments..........         0.04            0.04             0.04             0.04
                                                                ------          ------           ------           ------
Net increase in net assets resulting from investment
  operations.............................................         0.17            0.16             0.14             0.14
Distributions:
  Dividends from net investment income...................        (0.13)          (0.12)           (0.10)           (0.10)
                                                                ------          ------           ------           ------
  Total distributions....................................        (0.13)          (0.12)           (0.10)           (0.10)
                                                                ------          ------           ------           ------
Net asset value, end of period...........................       $10.04          $10.04           $10.04           $10.04
                                                                ======          ======           ======           ======
Total return++...........................................         1.69%           1.63%            1.46%            1.46%
                                                                ======          ======           ======           ======
Ratios to average net assets/supplemental data:
    Net assets, end of period (in 000's).................      $20,402             $23               $9             $110
    Ratio of operating expenses to average net assets....         1.30%+          1.55%+           2.30%+           2.30%+
    Ratio of net investment income to average net
      assets.............................................         5.61%+          5.36%+           4.61%+           4.61%+
    Portfolio turnover rate..............................          104%            104%             104%             104%

---------------

 * The Nations Global Government Income Fund Trust A, Investor A, Investor C Shares and Investor N Shares commenced operations on June 30, 1995, respectively.

 + Annualized.

++ Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.


                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUND PORTFOLIOS, INC.
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  SIGNIFICANT ACCOUNTING POLICIES.

     Nations Fund Portfolios, Inc. ("Nations Portfolios") is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company and consists of three separate portfolios: Nations Emerging Markets Fund ("Emerging Markets Fund"), Nations Pacific Growth Fund ("Pacific Growth Fund") and Nations Global Government Income Fund ("Global Government Income Fund") (individually a "Fund", collectively the "Funds"). Each Fund currently offers four classes of shares: Trust A Shares, Investor A Shares, Investor C Shares and Investor N Shares. The Board of Directors has authorized each Fund to issue Trust B Shares. As of September 30, 1995, no Trust B Shares have been issued. Shareholders of a Fund have equal voting rights on matters affecting all of a Fund's shareholders equally. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class, and separate voting rights on matters in which the interests of one class of shares differ from the interests of any other class. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.

     SECURITIES VALUATION: A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last available bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Debt obligations that are issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and general market conditions. Securities for which market quotations are not readily available are valued at fair value under the supervision of the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund pays a counterparty cash for, and takes possession of, debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY TRANSACTIONS: A Fund will generally enter into forward currency exchange contracts only under two circumstances. A Fund may enter into forward currency exchange contracts when such Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock" in the U.S. dollar price of the security. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities, but it does establish a rate of exchange that can be

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of a particular currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The risk exposure to counterparties is therefore monitored. A Fund may also enter into a forward currency exchange contract when NationsBank N.A. and/or Nations Gartmore Investment Management ("Nations Gartmore") believes that the currency of a particular foreign country may experience a substantial movement against another currency. Although forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted. The Funds will generally not enter into a forward contract with a term of greater than one year.

     Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of discounts and premiums on investments on the straight-line method, is earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes based upon the relative net assets of each class.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions from net investment income, if any, for the Emerging Markets Fund and the Pacific Growth Fund are declared and paid each calendar quarter. Dividends from net investment income for the Global Government Income Fund are declared on each day the Fund is open for business and paid monthly. Each Fund's net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, are distributed to shareholders annually after the fiscal year in which they were earned. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions on a Fund level are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to timing differences and differing characterization of distributions made by a Fund as a whole.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     INCOME TAXES: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES: General expenses of Nations Portfolios are allocated to each Fund based upon its net assets. Operating expenses directly attributable to a class of shares are charged to that class' operations. Expenses of Nations Portfolios not directly attributable to the operations of any class of shares or portfolio are prorated among the classes based on the relative net assets of each class.

2. INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS.

     Nations Portfolios has entered into an Investment Advisory Agreement with NationsBank, N.A. (together with its predecessors "NationsBank"), as successor to NationsBank of North Carolina, N.A., an indirect wholly-owned subsidiary of NationsBank Corporation, with respect to each Fund.

     Under the terms of this Investment Advisory Agreement, NationsBank is entitled to receive an advisory fee from the Funds at the following annual rates of the average daily net assets:

                                                                        ANNUAL RATE
                                                                        -----------
          Emerging Markets Fund.....................................        1.10%
          Pacific Growth Fund.......................................        0.90%
          Global Government Income Fund.............................        0.70%

     Nations Portfolios, on behalf of the Funds also has entered into a Sub-Investment Advisory Agreement with Nations Gartmore. Nations Gartmore is a joint venture structured as a general partnership between NB Partners Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, a wholly owned subsidiary of Gartmore plc.

     Under the terms of the Sub-Investment Advisory Agreement, NationsBank will pay Nations Gartmore a fee at the following annual rates of average daily net assets:

                                                                        ANNUAL RATE
                                                                        -----------
          Emerging Markets Fund.....................................        0.85%
          Pacific Growth Fund.......................................        0.70%
          Global Government Income Fund.............................        0.54%

     Stephens Inc. ("Stephens") serves as Nations Portfolios' administrator pursuant to an Administration Agreement. The Shareholder Services Group, Inc. ("TSSG"), an indirect wholly-owned subsidiary of First Data Corporation, serves as Nations Portfolio's co-administrator pursuant to a Co-Administration Agreement. Pursuant to the Administration and Co-Administration Agreements, the administrator and co-administrator are entitled to receive a combined fee, computed daily and paid monthly, at the annual rate of 0.10% of each Fund's average daily net assets.

     For the period ended September 30, 1995, Stephens earned $7,466 for its services.

     No officer, director or employee of NationsBank, Nations Gartmore, Stephens or TSSG, or any affiliate thereof, receives any compensation from Nations Portfolios for serving as Director or officer of Nations Portfolios. Nations Portfolios pays each Director an annual fee of $1,000 ($3,000 for the Chairman of the Board), plus $500 per Fund and an additional $1,000 for each in-person board meeting, and $500 for each telephonic board meeting, attended. Nations Portfolios also reimburses expenses incurred by the Directors in attending such meetings.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Each Fund's eligible Directors may participate in a nonqualified deferred compensation and retirement plan which may be terminated at any time. All benefits provided under these plans are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on each plan participant's deferral account will be tied to the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, to the rate of return of the Nations Treasury Fund, a fund of Nations Fund, Inc.

     Morgan Guaranty Trust Company acts as the Funds' custodian. TSSG serves as transfer agent for the Funds' shares.

     Stephens acts as the distributor of the Funds' shares. For the period ended September 30, 1995, the Funds were informed that the distributor received $1,017, representing commission (sales charges) on sales of Investor A Shares of the Funds. A substantial portion of these fees were paid to affiliates of NationsBank. For the period ended September 30, 1995, the Funds were informed that the distributor received no contingent deferred sales charges from Investor A, Investor C and Investor N Shareholders of the Funds.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN.

     Nations Portfolios has adopted a shareholder servicing and distribution plan ("Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act for Investor A Shares of each Fund. Fees payable under the Investor A Plan may not exceed 0.25%, on an annualized basis, of the average daily net assets of the Investor A Shares of the Fund. Each Fund pays fees under the Investor A Plan directly to the distributor. Fees paid pursuant to the Investor A Plan are charged as expenses of Investor A Shares of such Fund as accrued.

     Nations Portfolios has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to Investor C Shares ("Investor C Plan") and Investor N Shares ("Investor N Plan") of each Fund. Pursuant to the Plan, each Fund pays fees directly to the distributor for certain expenses that are incurred in connection with the support and distribution of Investor C or Investor N Shares of such Fund. Payments under the Investor C Plan and Investor N Plan are accrued daily and paid monthly at a rate that will not exceed 0.75%, on an annualized basis, of the average daily net assets of the Investor C and Investor N Shares, respectively, of each Fund. Fees paid pursuant to the Investor C Plan and Investor N Plan are charged as expenses of Investor C and Investor N Shares of a Fund, respectively, as accrued.

     Nations Portfolios also has adopted a shareholder servicing plan with respect to Investor C Shares ("Investor C Servicing Plan") and Investor N Shares ("Investor N Servicing Plan") of each Fund. Under the Plan, each Fund may pay for certain shareholder support services that are provided to holders of Investor C and Investor N Shares by servicing agents that have entered into a shareholder servicing agreement with such Fund. Payments under the Investor C Servicing Plan and Investor N Servicing Plan are accrued daily and paid monthly at a rate that will not exceed 0.25% of the average daily net assets of the Investor C and Investor N Shares of each Fund, respectively. Fees paid pursuant to the Investor C Servicing Plan and Investor N Servicing Plan are charged as expenses of Investor C and Investor N Shares of a Fund, respectively, as accrued.

     A substantial portion of the fees paid, pursuant to the Plans described above, are paid to affiliates of NationsBank.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     For the period ended September 30, 1995, the Funds incurred the following amounts pursuant to the above referenced plans:

                                                        FEES PAID PURSUANT TO
                             ---------------------------------------------------------------------------
                             INVESTOR A    INVESTOR C      INVESTOR C      INVESTOR N       INVESTOR N
                                PLAN          PLAN       SERVICING PLAN       PLAN        SERVICING PLAN
                             ---------------------------------------------------------------------------
Emerging Markets Fund.....      $ 24          $ 17            $  5            $ 271            $ 91
Pacific Growth Fund.......        36            46              15              191              64
Global Government
  Income Fund.............         7            15               5               50              16

     The chart below shows the effective rates, expressed as a percentage of average daily net assets, paid by the Funds under the shareholder servicing and distribution plans for the period ended September 30, 1995:

                             INVESTOR A    INVESTOR C      INVESTOR C      INVESTOR N       INVESTOR N
                                PLAN          PLAN       SERVICING PLAN       PLAN        SERVICING PLAN
                             ---------------------------------------------------------------------------
Emerging Markets Fund.....      0.25%         0.75%           0.25%            0.75%           0.25%
Pacific Growth Fund.......      0.25          0.75            0.25             0.75            0.25
Global Government
  Income Fund.............      0.25          0.75            0.25             0.75            0.25

4.  PURCHASES AND SALES OF SECURITIES.

     The aggregate cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. government securities, for the period ended September 30, 1995, were as follows:

                                                              PURCHASES        SALES
                                                             --------------------------
          Emerging Markets Fund...........................   $13,873,044    $   763,249
          Pacific Growth Fund.............................    26,698,697        456,127
          Global Government Income Fund...................    28,375,974     10,575,999

     The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the period ended September 30, 1995 was as follows:

                                                               PURCHASES       SALES
                                                               ------------------------
          Global Government Income Fund.....................   $6,494,625    $4,617,549

     At September 30, 1995, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                            TAX BASIS       TAX BASIS
                                                            UNREALIZED      UNREALIZED
                                                           APPRECIATION    DEPRECIATION
                                                            ---------------------------
          Emerging Markets Fund.........................     $480,015       $  745,033
          Pacific Growth Fund...........................      774,150        1,209,553
          Global Government Income Fund.................      262,127          274,818

5.  CAPITAL STOCK.

     As of September 30, 1995, 150,000,000,000 shares of $.001 par value capital stock were authorized for Nations Portfolios.

NATIONS FUND PORTFOLIOS, INC.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

6.  ORGANIZATION COSTS.

     Each Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of each Fund. In the event that any of the shares issued by a Fund to their sponsor prior to the commencement of the Fund's public offering ("initial shares") are redeemed during such amortization period, the Fund will be reimbursed for any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

7.  FOREIGN SECURITIES.

     Each Fund may invest in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include re-valuation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

8.  SUBSEQUENT EVENT.

     As of November 1, 1995, The Shareholder Services Group, Inc. will be known as First Data Investor Services Group, Inc.

                   THE NATIONS FUND FAMILY

                   EQUITY FUNDS
                   GROWTH
                   Nations Capital Growth Fund
                   Nations Disciplined Equity Fund
                   Nations Emerging Growth Fund
                   Nations Emerging Markets Fund
                   Nations Equity Index Fund*
                   Nations International Equity Fund
                   Nations Pacific Growth Fund

                   GROWTH AND INCOME
                   Nations Balanced Assets Fund
                   Nations Equity Income Fund
                   Nations Value Fund

                   BOND FUNDS
                   INCOME
                   Nations Diversified Income Fund
                   Nations Global Government Income Fund
                   Nations Government Securities Fund
                   Nations Short-Intermediate Government Fund
                   Nations Short-Term Income Fund
                   Nations Strategic Fixed Income Fund
                   Nations Mortgage-Backed Securities Fund*

                   TAX-EXEMPT INCOME
                   Nations Florida Municipal Bond Fund
                   Nations Florida Intermediate Municipal Bond Fund Nations Georgia Municipal Bond Fund
                   Nations Georgia Intermediate Municipal Bond Fund Nations Maryland Municipal Bond Fund
                   Nations Maryland Intermediate Municipal Bond Fund Nations North Carolina Municipal Bond Fund
                   Nations North Carolina Intermediate Municipal Bond Fund Nations South Carolina Municipal Bond Fund
                   Nations South Carolina Intermediate Municipal Bond Fund Nations Tennessee Municipal Bond Fund
                   Nations Tennessee Intermediate Municipal Bond Fund Nations Texas Municipal Bond Fund
                   Nations Texas Intermediate Municipal Bond Fund
                   Nations Virginia Municipal Bond Fund
                   Nations Virginia Intermediate Municipal Bond Fund Nations Municipal Bond Fund
                   Nations Intermediate Municipal Bond Fund
                   Nations Short-Term Municipal Income Fund

                   MONEY MARKET FUNDS
                   Nations Government Money Market Fund
                   Nations Prime Fund
                   Nations Tax Exempt Fund
                   Nations Treasury Fund

                   * Trust classes only

This report is submitted for the general information of shareholders of Nations Fund Portfolios, Inc. For more detailed information about Nations Fund Portfolios, Inc., including fees and expenses, please see the prospectus and statement of additional information of Nations Fund Portfolios, Inc.

NATIONS
------- FUND --                                                    BULK RATE
                                                                  U.S. POSTAGE
PO Box 9654                                                           PAID
Providence, RI  02940-9654                                         BOSTON, MA
Toll Free 1-800-982-2271                                           PERMIT NO.
                                                                     54201










SAR6-9/95